EX-35.3
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.



Structured Asset Mortgage Investments II Inc.
245 Park Avenue
New York, NY 10167



RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator, Trustee and/or Grantor Trust Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period


March 1, 2008


/s/ William Augustin
WILLIAM AUGUSTIN
Vice President


(page)


(logo) WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A


List of Servicing Agreement(s) and Series


1 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust Mortgage Pass-Through Certificates 2007-AR3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-8, Wells Fargo Bank, N.A. as Master Servicer

3 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust II, Mortgage Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Grantor Trust Agreement for Bear Stearns Structured Products Inc. Trust 2007-R06, Grantor Trust Certificates, Series 2007-R06 Certificates, Wells Fargo Bank, N.A. as Grantor Trust Trustee

5 Pooling and Servicing Agreement for BS ARM TRST 2003-5, Wells Fargo Bank, N.A. as Master Servicer

6 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2007-AR2, Mortgage Pass-Through Certificates Series 2007-AR2, Wells Fargo Bank, N.A. as Trustee

8 Pooling Agreement for Bear Stearns Structured Products Inc. Trust, Series 2007-R8, Wells Fargo Bank, N.A. as Trustee

9 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2007-AR4, Mortgage Pass-Through Certificates Series 2007-AR4, Wells Fargo Bank, N.A. as Trustee

10 Pooling and Servicing Agreement for Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Trustee

11 Pooling and Servicing Agreement for Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-4, Wells Fargo Bank, N.A. as Securities Administrator

12 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates Series 2007-AR3, Wells Fargo Bank, N.A. as Trustee


(page)


(logo) WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


13 Pooling and Servicing Agreement for PRIME 2006-CL1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust Mortgage Pass-Through Certificates Series 2007-AR2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust 2007-AR1, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for SAMI 2006-AR3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates Series 2006-AR4, Wells Fargo Bank, N.A. as Trustee

18 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass Through Certificates, Series 2006-8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

19 Sale and Servicing Agreement for Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

20 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust 2007-AR7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust 2007-AR6, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

22 Pooling Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-R1, Wells Fargo Bank, N.A. as Securities Administrator

   23 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates Series 2007-AR1, Wells Fargo Bank,
                                N.A. as Trustee

24 Pooling and Servicing Agreement for SAMI II 2006-AR6, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

25 Grantor Trust Agreement for Bear Stearns Structured Products Inc. Trust 2007-R3, Grantor Trust Certificates, Series 2007-R3, Wells Fargo Bank, N.A. as Grantor Trust Trustee


(page)


(logo) WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax


Wells Fargo Bank, N.A.


26 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

27 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

28 Pooling and Servicing Agreement for Bear Stearns ARM Trust, Series 2007-5, Wells Fargo Bank, N.A. as Trustee

29 Pooling and Servicing Agreement for Structured Asset Mortgage Investments Trust II 2007-AR4, Wells Fargo Bank, N.A. as Trustee

   30 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2006-AR5, Mortgage Pass-Through Certificates Series 2006-AR5, Wells Fargo Bank,
                                N.A. as Trustee

   31 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates Series 2006-AR3, Wells Fargo Bank,
                                N.A. as Trustee

   32 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-7, Wells Fargo Bank, N.A. as Master
              Servicer and Securities Administrator, as applicable

33 Pooling and Servicing Agreement for SAMI2006-AR8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

34 Pooling and Servicing Agreement for SAMI2006-AR5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

35 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2, Wells Fargo Bank, N.A. as Trustee

36 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

37 Pooling and Servicing Agreement for SAMI II 2006-AR4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

38 Pooling and Servicing Agreement for GRNPT2006-AR3, Wells Fargo Bank, N.A. as Trustee

39 Pooling and Servicing Agreement for BS ARM TRUST 2006-4, Wells Fargo Bank, NA. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


40 Pooling and Servicing Agreement for GRNPT2006-AR2, Wells Fargo Bank, N.A. as Trustee

41 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates Series 2006-AR1, Wells Fargo Bank, N.A. as Trustee

42 Pooling and Servicing Agreement for SAMI2006-AR7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

43 Pooling and Servicing Agreement for PRIME 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

44 Pooling and Servicing Agreement for BS ARM TRUST 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

45 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

46 Pooling and Servicing Agreement for Structured Asset Mortgage Investments II Trust 2007-AR5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

47 Pooling and Servicing Agreement for BS ARM TRST 2003-6, Wells Fargo Bank, N.A. as Master Servicer